SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 15, 2007

PROMOTORA VALLE HERMOSO, INC.
1809 E. Broadway St., Ste. 346 Oviedo, Fl. 32765 Tel: (800) 377-2137

Commission File Number 000-27199

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.      Other Events

      On June 22, 2007, the Promotora Valle Hermoso, Inc. (the “Company”) filed its preliminary proxy solicitation materials with the Commission (PRE 14A). On July 2, 2007 the Company filed its definitive solicitation materials with the Commission (DEF 14A).

      On July 15, 2007, the Company held a duly noticed Special Meeting of Shareholders whereby the following proposals were considered and approved:

1.	To consider and act upon a proposal to effect a one (1) share for thirty (30) share reverse split of the Company’s issued and outstanding shares.

     The foregoing description is qualified in its entirety by reference to our press release dated July 19, 2007, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.      Financial Statements and Exhibits

(c) Exhibits

99.1 Press Release dated July 19, 2007

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROMOTORA VALLE HERMOSO, INC.

Date: July 19, 2007.

By:	/s/ Ramon Rosales
Ramon Rosales
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
EX-99.	Press Release dated July 19, 2007.